Changes in accounting policies 2019 (Tables)	6 Months Ended
Jun. 30, 2019
Changes in accounting policies 2019 [text block][abstract]
Disclosure of expected financial impact of initial application of IFRS 16 [Text Block]
	At 31 December	IFRS 16	At 1 January
(in USD million)	2018	Adjustments	2019
Property, plant and equipment	65,262	3,992	69,254
Prepayments and financial receivables	1,033	52	1,085
Total non-current assets		4,044
Trade and other receivables	8,998	45	9,043
Total current assets		45

Total assets		4,089

Non-current finance debt	23,264	3,159	26,423
Provisions	15,952	(105)	15,847
Total non-current liabilities		3,054
Trade and other payables and provisions	8,369	(34)	8,335
Current finance debt	2,463	1,069	3,532
Total current liabilities		1,035

Total liabilities		4,089

Disclosure of maturity analysis for non-derivative financial liabilities text block

(in USD million)	2019	2020-2021	2022-2023	2024-2028	After 2028	Total

Lease payments	1,133	1,655	921	1,086	472	5,267